Exhibit 10.7
AMENDED AND RESTATED CANADIAN GUARANTEE
TO: BANK OF AMERICA, N.A., as Agent
for itself and as agent for certain financial institutions who are or may become a party from time to time to the Credit Agreement as such term is hereinafter defined (as “Lenders”).
AMENDED AND RESTATED CANADIAN GUARANTEE AGREEMENT dated as of June 9, 2008 and as amended and restated as of October  14, 2011 (this “Guarantee”) made by United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the Persons listed on the signature pages hereof and the Additional Guarantors (as defined in Section 18) (Holdings, the Company and such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favour of the Canadian Secured Parties (as defined in the Credit Agreement referred to below).
WHEREAS, Holdings and the Company are party to a Credit Agreement, dated as of June 9, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Credit Agreement”) with the other U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a company amalgamated under the laws of the Province of Ontario (the “the Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), the other guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Agent;
WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to an Amended and Restated Credit Agreement, dated as of October  14, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used but not defined herein are used herein as therein defined), among the U.S. Borrowers, the Canadian Borrower, the Specified Loan Borrower, the other guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Agent;
WHEREAS, each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement;
WHEREAS, in connection with the Existing Credit Agreement, each Guarantor (and certain other guarantors party thereto) entered into a Canadian Guarantee Agreement, dated as of June 9, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Guarantee”);
WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement by the entering into of the Credit Agreement, the maintenance and making of Loans and the issuance of Letters of Credit by the Lenders thereunder, and the provision of certain Bank Products by the Lenders or their Affiliates from time to time that each Guarantor shall have executed and delivered this Guarantee;

NOW, THEREFORE, in consideration of the premises and in order to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement by the entering into of the Credit Agreement, the Lenders to maintain and make Loans and to issue Letters of Credit under the Credit Agreement and the Lenders and their Affiliates to provide Bank Products from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees that the Existing Guarantee shall be amended and restated as follows:
1.
For valuable consideration, each of the undersigned, jointly and severally, hereby unconditionally guarantees and promises to pay to BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties pursuant to the Credit Agreement (the “Agent”), or order to be paid, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, any and all Obligations of the Canadian Borrower and its successors and assigns whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guarantee or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Canadian Borrower to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Canadian Borrower.

2.
The liability of each of the undersigned under this Guarantee shall be unlimited. Regardless of whether or not any proposed guarantor or any other person or persons has or have executed or shall execute this Guarantee or is or are or shall become in any other way responsible to the Agent and/or the Lenders for the Obligations or any part thereof whether under this Guarantee or otherwise shall cease to be so liable, this shall be a continuing Guarantee relating to any Obligations, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied and shall secure the ultimate repayment of all monies owing from the Canadian Borrower to the Agent and the Lenders and shall be binding as a continuing security on each of the undersigned. A payment by any of the undersigned shall not reduce the maximum obligation of each of the undersigned hereunder.

3.
The obligations hereunder are independent of the Guaranteed Obligations or any other Obligations of the Canadian Borrower and a separate action or actions may be brought and prosecuted against any of the undersigned whether action is brought against the Canadian Borrower or whether the Canadian Borrower be joined in any such action or actions; and each of the undersigned waives the benefit of any statute of limitations affecting its liability.

4.	Each of the undersigned authorizes the Agent, without notice or demand and without affecting its liability hereunder, from time to time, either before or after revocation hereof, to:
(a)
renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

(b)	receive and hold security for the payment of this Guarantee or the Obligations guaranteed, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;
(c)	apply such security and direct the order or manner of sale thereof as the Agent in its discretion may determine; and
(d) release or substitute any guarantors.
5.	Each of the undersigned waives any right to require the Agent or the Lenders to:
(a)	proceed against the Canadian Borrower;

(b)	proceed against any of the other undersigned;

(c)	proceed against or exhaust any security held from the Canadian Borrower or any other person; or

(d)	pursue any other remedy in the Agent or the Lenders’ power whatsoever.
Each of the undersigned waives any defence arising by reason of any disability or other defence of the Canadian Borrower, or the cessation from any cause whatsoever of the liability of the Canadian Borrower, or any claim that each of the undersigned’s obligations exceed or are more burdensome than those of the Canadian Borrower, each of the undersigned waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), arising from the existence or performance of this Guarantee and each of the undersigned waives any right to enforce any remedy which the Agent and/or the Lenders now have or may hereafter have against the Canadian Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Agent or the Lenders. The Agent may foreclose, either by judicial foreclosure or by exercise of power of sale, or realize any deed of trust or other security securing the indebtedness, and, even though the foreclosure or other realization may destroy or diminish each of the undersigned’s rights against the Canadian Borrower or may result in security being sold at an under value, each of the undersigned shall be liable to the Agent and the Lenders for any part of the indebtedness remaining unpaid after the foreclosure or other realization. Each of the undersigned waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonour, and notices of acceptance of this Guarantee and of the existence, creation, or incurring of new or additional indebtedness.

6.
Each of the undersigned acknowledges and agrees that it shall have the sole responsibility for obtaining from the Canadian Borrower such information concerning the Canadian Borrower’s financial conditions or business operations as each of the undersigned may require, and that neither the Agent nor the Lenders have any duty at any time to disclose to any of the undersigned any information relating to the business operations or financial conditions of the Canadian Borrower.

7.
Any obligations of the Canadian Borrower to any of the undersigned, now or hereafter existing, including but not limited to any obligations to any of the undersigned as subrogee of the Agent or the Lenders or resulting from any of the undersigned’s performance under this Guarantee, are hereby assigned as security to the Agent and postponed and subordinated to the indebtedness. Any such obligations of the Canadian Borrower to any of the undersigned received by any of the undersigned shall be received in trust for the Agent and the Lenders and remain hereunder, the proceeds thereof shall forthwith be paid over to the Agent on account of the Obligations of the Canadian Borrower to the Agent and the Lenders, but without reducing or affecting in any manner the liability of any of the undersigned under the provisions of this Guarantee. This assignment and postponement is independent of and severable from this Guarantee and shall remain in full force and effect whether or not any of the undersigned are liable for any amount under this Guarantee.

8.
The individual obligations of a given undersigned pursuant to this Guarantee may be revoked at any time by said undersigned in respect to future transactions, unless there is a continuing consideration as to such transactions which said undersigned does not renounce. Such revocation shall be effective upon the expiration of three (3) months after actual receipt by the Agent at: the address of the Agent set out in Section 14.8 of the Credit Agreement (or such address as the Agent may communicate to each of the undersigned) of written notice of revocation. Such revocation by a given undersigned shall not affect any of the other undersigned’s obligations hereunder, nor shall it affect any of the revocating undersigned’s obligations or the Agent’s rights with respect to transactions which precede the expiration of the three (3) month period following the Agent’s receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of the Agent authorized hereunder. If any obligations of a given undersigned pursuant to this Guarantee is revoked, returned or cancelled, and subsequently any payment or transfer of any interest in property by the Canadian Borrower to the Agent or the Lenders are rescinded or must be returned by the Agent or the Lenders to the Canadian Borrower, the obligations of said undersigned pursuant to this Guarantee shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

9.
Where the Canadian Borrower becomes bankrupt or makes an assignment for the benefit of creditors or if any circumstances arise necessitating the Agent and/or the Lenders to file a claim against the Canadian Borrower and/or to value its securities, the Agent shall be entitled to place such valuation on its securities as the Agent may in its absolute discretion see fit and the filing of such claim and the valuing of securities shall not in any way prejudice or restrict the claim of the Agent and the Lenders against any of the undersigned and in no way discharges any of the undersigned from their liability hereunder to the Agent and the Lenders, either in whole or in part and until all Obligations of the Canadian Borrower to the Agent and the Lenders has been fully paid, the Agent shall have the right to include in its claim the amount of all sums paid by any of the undersigned to the Agent under this Guarantee and to prove and rank for and receive dividends in respect of such claim, any and all rights to prove and rank for such sums paid for by any of the undersigned and receive the full amount of all dividends in respect thereto are hereby assigned and transferred to the Agent by each of the undersigned.

10.
Any account settled or stated by or between the Agent and/or the Lenders and the Canadian Borrower, or, if any such account has not been so settled or stated immediately before demand for payment under this Guarantee, any account stated by the Agent, shall be accepted by each of the undersigned as conclusive evidence of the amount which at the date of the account so settled or stated is due by the Canadian Borrower to the Agent or remains unpaid by the Canadian Borrower to the Agent and/or the Lenders.

11.
Each of the undersigned shall make payment to the Agent of the amount of its liability to the Agent forthwith after demand therefor is made in writing and such demand shall be deemed to have been effectually made when an envelope containing such demand addressed to each of the undersigned at its address last known to the Agent, is deposited, postage prepaid, in the mail. All payments hereunder shall be made to the Agent at the office of the Agent set out in the Credit Agreement or such other address as directed in writing by the Agent.

12.	Any and all payments by each of the undersigned to the Agent and/or the Lenders under this Guarantee or the Credit Agreement shall be made in accordance with Section 5.1 of the Credit Agreement.
13.
If any provision of this Guarantee is determined in any proceeding in a court of competent jurisdiction to be void or to be wholly or partly unenforceable, that provision shall for the purposes of such proceeding, be severed from this Guarantee at the Agent’s option and shall be treated as not forming a part hereof and all the remaining provisions of this Guarantee shall remain in full force and be unaffected thereby.

14.
Notwithstanding any contrary provision of this Guarantee, it is intended that neither this Guarantee nor any liens or security interests securing this Guarantee constitute a “Fraudulent Conveyance” (as defined below). Consequently, each of the undersigned agrees that if this Guarantee or any liens or security interests securing this Guarantee would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guarantee and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guarantee or such lien or security interest to constitute a Fraudulent Conveyance, and this Guarantee shall automatically, if permitted under applicable law, be deemed to have been amended accordingly at all relevant times. For purposes hereof, a “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the United States Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state or other governmental unit as in effect from time to time.

15.
This Guarantee shall not be subject to or affected by any promise or condition affecting or limiting the liability of each of the undersigned except as expressly set forth herein and no statement, representation, agreement or promise on the part of the Agent or any officer, employee or agent thereof, unless contained herein, forms any part of this contract or has induced the making thereof or shall be deemed in any way to affect the liability of any of the undersigned hereunder.

16.	There are no representations, collateral agreements or conditions with respect to this Guarantee and agreement affecting the liability of any of the undersigned hereunder other than contained herein.
17.
This Guarantee and agreement shall extend to and enure to the benefit of the Agent and the Lenders and its and their successors and assigns, and shall extend to and be binding upon each of the undersigned and each of their respective successors and permitted assigns.

18.
Upon the execution and delivery by any person of a guarantee supplement in substantially the form of Exhibit A hereto (each, a “Guarantee Supplement”), (i) such person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guarantee to a “Guarantor” or “the undersigned” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document (as such term is defined in the Credit Agreement) to a “Canadian Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guarantee”, “hereunder”, “hereof” or words of like import referring to this Guarantee, and each reference in any other Loan Document (as such term is defined in the Credit Agreement) to the “Canadian URC Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Guarantee Supplement.

19.
It is not necessary for the Agent or the Lenders to inquire into the powers of the Canadian Borrower or each of the undersigned or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

20.
The Agent may, without notice to any of the undersigned and without affecting any of the undersigned’s obligations hereunder, assign the indebtedness and this Guarantee, in whole or in part. Each of the undersigned agrees that the Agent and the Lenders may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in the Agent or a Lender’s possession concerning any of the undersigned, this Guarantee, and any security for this Guarantee.

21.	Indemnification.
(a)
Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guarantee or the Credit Agreement, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, Attorney Costs) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Canadian Borrower enforceable against such Canadian Borrower in accordance with their terms.

(b)
Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Credit Agreement or the other Loan Documents, the actual or proposed use of the proceeds of the Loans or the Letters of Credit, or any of the transactions contemplated thereby; provided, that the Guarantors shall have no obligation hereunder to any Indemnified Party to the extent resulting from the gross negligence, bad faith or willful misconduct of such Indemnified Person.

(c)
Without prejudice to the survival of any of the other agreements of any Guarantor under this Guarantee or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Sections 1 and 26 (with respect to enforcement expenses), the last sentence of Section 8, Section 12 and this Section 21 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guarantee.

22.
Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by the Canadian Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 22:

(a)
Prohibited Payments, Etc. Except during the continuance of an Event Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Canadian Borrower), each Guarantor may receive payments from the Canadian Borrower on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Canadian Borrower), however, unless the Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b)
Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to the Canadian Borrower, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c)
Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Canadian Borrower), each Guarantor shall, if the Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guarantee.

(d)
Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to the Canadian Borrower), the Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

23.
If for the purpose of obtaining judgment in any court or for the purpose of determining, pursuant to the obligations of any of the undersigned, the amounts owing hereunder it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Agent could purchase, in the New York foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given or any other payment is due hereunder. Each of the undersigned agrees that its obligation in respect of any Original Currency due from it to the Agent hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Agent receives payment of any sum so adjudged or owing to be due hereunder in the Second Currency the Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each of the undersigned agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Agent against such loss. The term “rate of exchange” in this paragraph 23 means the spot rate at which the Agent, in accordance with normal practices is able, on the relevant date, to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

24.
If any of the undersigned are a partnership, this Guarantee shall extend to the person, persons and corporations for the time being and from time to time carrying on the business now being carried on by the respective undersigned notwithstanding any change or changes in the name or membership of the partnership or the incorporation of a company for the purpose of acquiring the business of the partnership and where any of the undersigned are a corporation, this Guarantee shall extend to any amalgamated or new company formed to take over the business of the respective undersigned and any reorganization thereof, whether the new company is the same or different in its objects, character and constitution.

25.
Without limiting the generality of the foregoing, each of the undersigned’s liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of any of the Canadian Borrower which would be owed by any of the Canadian Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceedings involving any the Canadian Borrower.

26.
Each of the undersigned agrees to pay all reasonable Attorney Costs in accordance with the Credit Agreement and all other reasonable and documented costs and expenses which may be incurred by the Agent or the Lenders in the enforcement of this Guarantee.

27.	All words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require.
28.	This Guarantee shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
29.
For greater certainty all parties hereto agree that this Guarantee does not create any obligations on UR Canadian Financing Partnership to guarantee any U.S. Obligations as such term is defined in the Credit Agreement.

30.	Each of the undersigned acknowledges receipt of an executed copy of this Guarantee.
31.
This Guarantee is made pursuant to and is subject to the terms of the Credit Agreement and in the event of any conflict between any provision of this Guarantee and any provision of the Credit Agreement such that it would not be possible for the parties hereto to comply with both such provisions, the Credit Agreement shall supersede and govern.

32.
The parties acknowledge that they have required that this Guarantee and all related documents be prepared in English.

Les parties reconnaissent avoir exigé que la présente convention et tous les documents connexes soient rédigés en anglais.

33.
Each of the parties hereto acknowledges and agrees that each of InfoManager Inc., United Rentals Realty LLC and Wynne Systems, Inc. is an Immaterial Subsidiary, is no longer required to be a Guarantor and is hereby released from any and all obligations as a Guarantor hereunder, including in respect of any obligations arising under or in connection with the Obligations guaranteed under the Existing Guarantee prior to the date hereof.

34.
On the date hereof, the Existing Guarantee is hereby amended, restated and superseded in its entirety by this Guarantee. The parties hereto acknowledge and agree that (i) this Guarantee and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined in the Existing Credit Agreement) under the Existing Guarantee or any of the other Loan Documents; (ii) such “Obligations” are in all respects continuing (as amended and restated on the date hereof by this Guarantee and by the Credit Agreement) and (iii) the agreements set forth under the Existing Guarantee and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favour of the Agent for the benefit of the Secured Parties (as amended and restated on the date hereof). Without limitation of the foregoing, each Guarantor hereby fully and unconditionally ratifies and affirms this Guarantee and agrees that the agreements provided hereunder and under the Existing Guarantee shall from and after the date hereof apply to all Obligations hereunder and under the other Loan Documents.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

UNITED RENTALS FINANCING LIMITED PARTNERSHIP, by its general partner, UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

UR CANADIAN FINANCING PARTNERSHIP, by its managing partner, UNITED RENTALS FINANCING LIMITED PARTNERSHIP, by its general partner, UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary
[Amended and Restated United Rentals of Canada Inc. Guarantee]

UNITED RENTALS (NORTH AMERICA), INC.

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS NORTHWEST, INC.

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS, INC.

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS (DELAWARE), INC.

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary
[Amended and Restated United Rentals of Canada Inc. Guarantee]

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

[Amended and Restated United Rentals of Canada Inc. Guarantee]

UNITED RENTALS OF NOVA SCOTIA (NO.2), ULC

Per:	/s/ Irene Moshouris

Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross

Name: Joli Lyn Gross
Title: Assistant Secretary

[Amended and Restated United Rentals of Canada Inc. Guarantee]

Exhibit A
to the
Guarantee
FORM OF GUARANTEE SUPPLEMENT
                                         __, ____
To: Bank of America, N.A., as Agent
Ladies and Gentlemen:
Reference is made to (i) Credit Agreement, dated as of October  14, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the other U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a company amalgamated under the laws of the Province of Ontario (“the Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), the Lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Agent (the “Agent”) and (ii) the Canadian URC Guarantee Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guarantee Supplement, being the “Guarantee”. The capitalized terms defined in the Guarantee or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
Section 1. Guarantee; Limitation of Liability. For valuable consideration, each of the undersigned, jointly and severally, hereby unconditionally guarantees and promises to pay to BANK OF AMERICA, N.A., as agent for itself and the other Secured Parties pursuant to the Credit Agreement, or order to be paid, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, any and all Obligations of the Canadian Borrower and its successors and assigns whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guarantee or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Canadian Borrower to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Canadian Borrower.

1

(b) The undersigned, and by its acceptance of this Guarantee Supplement, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Guarantee and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee Supplement, the Guarantee and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guarantee Supplement and the Guarantee at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guarantee Supplement and the Guarantee not constituting a fraudulent transfer or conveyance.
Section 2. Obligations Under the Guarantee. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an “Additional Guarantor”, a “Guarantor”, or “the undersigned” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” or a “Obligor” shall also mean and be a reference to the undersigned.
Section 3. Representations and Warranties. The undersigned hereby represents and warrants as follows: (a) There are no conditions precedent to the effectiveness of this guarantee that have not been satisfied or waived.
(b) The undersigned has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guarantee and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Obligor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Obligor.
Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guarantee Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.
Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. This Guarantee shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Province of Ontario.

2

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO OR OF THE FEDERAL COURTS OF CANADA THEREIN, AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE, THE CORPORATION CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE CORPORATION IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION OR ANY OTHER JURISDICTION SELECTED BY THE LENDER IN RESPECT OF THIS GUARANTEE. THE CORPORATION WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF ONTARIO.
The parties hereto hereby waive trial by jury in any action, proceeding, claim or counterclaim, whether in contract or tort, at law or in equity with respect to, in connection with, or arising out of this Guarantee, other financing agreements, the obligations of the Borrowers and the Corporation, the Collateral, or any instrument, document or guarantee delivered pursuant hereto or to any of the foregoing, or the validity, protection, interpretation, administration, collection or enforcement hereof or thereof, or any other claim or dispute hereunder or thereunder. The Corporation agrees that it will not assert against the Lender any claim for consequential, incidental, special, or punitive damages in connection with this Guarantee or the transactions contemplated hereby or thereby. No officer of the Lender has authority to waive, condition, or modify this provision.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By

Title:

3